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Exhibit (10.12) - Amendment to Severance Agreement with Michael T.
Monahan


                    AMENDMENT TO SEVERANCE AGREEMENT

This Amendment dated August 17, 1998 (the "Amendment") between Comerica Incorporated, a Delaware corporation (together with its subsidiaries and affiliated being hereinafter referred to as the "Company"), and Michael T. Monahan ("Executive") amends that certain Severance Agreement dated as of the 21st day of December, 1995 (the "Severance Agreement") between the Company and Executive.

                          Recitals
                          --------

1. The Company and Executive entered into the Severance Agreement for the purpose of inducing Executive to continue his employment with the Company until February 1, 1999.

2. The Company and the Executive clarified certain provisions in a letter dated December 21, 1995 (the "December Letter").

3. The Company and the Executive have agreed to extend Executive's employment with the Company to June 1, 1999 and to include in this amendment certain provisions contained the December Letter but not in the Severance Agreement.

                          Agreement
                          ---------

The Company and Executive agree:

1. The Severance Agreement, effective as of the date first written above, is hereby amended as follows:

   (a) All references to "February 1, 1999" in the Severance Agreement are hereby changed to "June 1, 1999."

   (b) All references to "February, 1999" in the Severance Agreement are hereby changed to "June 1, 1999."

   (c)   Section III.1 is hereby deleted in its entirety and the following
         Section 111.1 is hereby inserted:

             "1. If the Executive voluntarily retires or voluntarily terminates from the Company before June 1, 1999, he shall receive (i) the Severance Payment, (ii) Insurances Coverages and (iii) Medical Benefits. In addition, Executive's entitlement to the Stock Award and any Outstanding Options will be determined by the specific agreements relating to such benefits and not by this Severance Agreement."

2. The December Letter is superseded by this Amendment and is no longer in effect.

3. On and after the effective date of this Amendment, each reference in the Severance Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Severance Agreement as amended by this Amendment. The Severance Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
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4. This Amendment may be executed in any number of counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.

The Company and the Executive have entered into this Amendment as of the date first written above.


                                            COMERICA INCORPORATED

                                            By: /s/ Richard S. Collister
                                                -------------------------
                                            Its: Executive Vice President
                                                -------------------------
/s/ Michael T. Monahan
-----------------------------------
MICHAEL T. MONAHAN